DEBTOR(S):	Midway Gold US Inc.	**MONTHLY OPERATING REPORT** CHAPTER 11
CASE NUMBER:	15-16835	

Form 2-A
COVER SHEET

For Period End Date: 9/30/2015

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 10/30/2015

Print Name: William M. Zisch

Signature: William M Zisch

Title: CEO and President

Rev. 9/30/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

9/1/2015 to 9/30/2015 Month 9

CASH FLOW SUMMARY	Midway Gold Corp.	Midway Gold U.S. Inc.	Midway Services Co.	MDW Mine ULC	MDW Pan Hold Co.	MDW Pan LLP	MDW GR Hold Co.	MDW Gold Rock LLP	RR Exploration	Nevada Talon LLC	Midway Gold Realty	GEH (BC) Holding Inc.	GEH (US) Holding Inc.	Golden Eagle Holding Inc.	Consolidated
1. Beginning Cash Balance	$ 117,264	14,939	11,864	-	100	4,009,715	100	1,088	2,651	264	140	-	-	-	4,158,126 [1]
2. Cash Receipts															
Sales	-	-	-	-	-	1,653,373	-	-	-	-	-	-	-	-	1,653,373
Sale of Assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	37,250	1,125,000	490,000	-	1,125,000	-	25,000	25,000	-	6,000	5,500	-	-	-	2,838,750 [2]
Miscellaneous	42	10,626	8,834	-	-	-	-	-	-	-	-	-	-	-	19,502
Total Cash Receipts	$ 37,292	1,135,626	498,834	-	1,125,000	1,653,373	25,000	25,000	-	6,000	5,500	-	-	-	4,511,625
3. Cash Disbursements															
Operations	(9,784)	(41,216)	(494,715)	-	-	(845,988)	-	(21,984)	-	(5,913)	(2,581)	-	-	-	(1,422,181)
Debt Service/Secured loan payment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees	(42,744)	(493,561)	-	-	-	(79,670)	-	-	-	-	-	-	-	-	(615,976)
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	(564,950)	-	-	(1,125,000)	(1,125,000)	(25,000)	-	-	-	-	-	-	-	(2,839,950) [2]
Total Cash Disbursements	$ (52,528)	(1,099,727)	(494,715)	-	(1,125,000)	(2,050,659)	(25,000)	(21,984)	0	(5,913)	(2,581)	-	-	-	(4,878,107)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(15,236)	35,899	4,118	-	-	(397,286)	-	3,016	0	87	2,919	-	-	-	(366,482)
5 Ending Cash Balance (to Form 2-C)	$ 102,028	50,839	15,982	-	100	3,612,429	100	4,105	2,651	350	3,060	-	-	-	3,791,644

CASH BALANCE SUMMARY

	Financial Institution	Balance 30-Sep-15
MDW Corp	TD Canada Trust (CAD)	$ 102,028 [4]
Midway Gold US	Wells Fargo N.A.	50,839
Midway Services Company	Wells Fargo N.A.	15,982
Nevada Talon	Wells Fargo N.A.	350
Realty	Wells Fargo N.A.	3,060
RR Exploration	Wells Fargo N.A.	2,651
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	3,251,746
MDW Pan LLP	BNY Mellon	360,683
MDW Gold Rock LLP	Wells Fargo N.A.	4,105
		$ 3,792,207 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Intercompany transfers do not net to zero due to foreign exchange rates and banking fees.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent and balance per bank statement is $94,579.
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 9/30/2015

CASH FLOW SUMMARY		Midway Gold Corp.	Midway Gold U.S. Inc.	Midway Services Co.	MDW Mine ULC	MDW Pan Hold Co.	MDW Pan LLP	MDW GR Hold Co.	MDW Gold Rock LLP	RR Exploration	Nevada Talon LLC	Midway Gold Realty	GEH (BC) Holding Inc.	GEH (US) Holding Inc.	Golden Eagle Holding Inc.	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	9,382,676	-	-	-	-	-	-	-	-	9,382,676
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		187,026	3,101,588	1,570,000	-	2,949,000	-	233,000	233,000	140,000	47,000	5,500	-	-	-	8,466,114 [2]
Miscellaneous		195	33,559	21,168	-	-	334,040	-	-	-	-	-	-	-	-	388,963
Total Cash Receipts	$	187,221	3,135,148	1,591,168	-	2,949,000	9,716,716	233,000	233,000	140,000	47,000	5,500	-	-	-	18,237,752
3. Cash Disbursements																
Operations		(15,472)	(458,672)	(1,658,849)	-	-	(3,070,421)	-	(219,821)	(141,757)	(47,243)	(5,045)	-	-	-	(5,617,279)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(134,706)	(495,511)	(975)	-	-	(504,010)	-	(12,568)	(325)	(325)	(325)	-	-	-	(1,148,744)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(2,144,637)	-	-	(2,949,000)	(2,949,000)	(233,000)	-	-	-	-	-	-	-	(8,470,925) [2]
Total Cash Disbursements	$	(365,640)	(3,098,820)	(1,659,824)	-	(2,949,000)	(6,523,430)	(233,000)	(232,389)	(142,082)	(47,568)	(5,370)	-	-	-	(15,257,123)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(178,419)	36,327	(68,656)	-	-	3,193,286	-	611	(2,082)	(568)	130	-	-	-	2,980,629
5 Ending Cash Balance (to Form 2-C)	$	102,028	50,839	15,982	-	100	3,612,429	100	4,105	2,651	350	3,060	-	-	-	3,791,644

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 30-Sep-15	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 102,028 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	50,839	14,511
Midway Services Company	Wells Fargo N.A.	15,982	84,638
Nevada Talon	Wells Fargo N.A.	350	919
Realty	Wells Fargo N.A.	3,060	2,930
RR Exploration	Wells Fargo N.A.	2,651	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Wells Fargo N.A.	3,251,746	382,665
MDW Pan LLP	BNY Mellon	360,683	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	4,105	3,494
		$ 3,792,207 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Intercompany transfers do not net to zero due to foreign exchange rates and banking fees.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent and balance per bank statement is $94,579.
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 9/1/2015 to 9/30/2015

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
9/29/2015	Midway Gold U.S. (Transfer)	21	Intercompany Transfer	37,250.34
9/30/2015	Closed Account Adjustments	21	Miscellaneous	42.00
9/5/2015	Tom Williams	2	Miscellaneous	90.76
9/23/2015	TCG Global	2	Miscellaneous	3,886.13
9/29/2015	Blue Radios	2	Miscellaneous	6,649.50
9/30/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	125,000.00
9/1/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	150,000.00
9/16/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	200,000.00
9/11/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	250,000.00
9/4/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	400,000.00
9/28/2015	Midway Gold U.S. (Transfer)	5	Intercompany Transfer	6,000.00
9/11/2015	Midway Gold U.S. (Transfer)	9	Intercompany Transfer	500.00
9/21/2015	Midway Gold U.S. (Transfer)	9	Intercompany Transfer	5,000.00
9/30/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	125,000.00
9/1/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	150,000.00
9/16/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	200,000.00
9/11/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	250,000.00
9/4/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	400,000.00
9/18/2015	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	25,000.00
9/23/2015	Cobra	16	Miscellaneous	8,833.61
9/30/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	115,000.00
9/1/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	150,000.00
9/16/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	225,000.00
9/9/2015	Metalor	19	Sales	77,016.28
9/8/2015	Metalor	19	Sales	155,888.50
9/28/2015	Metalor	19	Sales	354,785.50
9/21/2015	Metalor	19	Sales	1,065,682.50
9/18/2015	GR Hold Co. (Transfer)	20	Intercompany Transfer	25,000.00

Total Sales	$	1,653,372.78
Total Intercompany Transfers	$	2,838,750.34
Total Miscellaneous	$	19,502.00
Total Cash Receipts	$	**4,511,625.12** [1]

[1] Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Rev. 9/30/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 9/1/2015 to 9/30/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	9/3/2015	144657	E& Y	$	-20,363.38
21	9/3/2015	878 wire	Miller Thomson	$	-8,490.22
21	9/18/2015	880	Computershare	$	-807.22
21	9/18/2015	879	Blender Media	$	-340.34
21	9/18/2015	Fees	TD Canada Trust	$	-119.49
21	9/21/2015	Fees	TD Canada Trust	$	-26.43
21	9/29/2015	881	DLA Piper Canada	$	-16,010.93
21	9/29/2015	882	Ernst & Young	$	-6,370.13
2	9/1/2015	transfer	Transfer to Midway Services	$	-150,000.00
2	9/3/2015	144642	ISC dba Venture Tech	$	-9,289.06
2	9/3/2015	6052	Parr Brown Gee & Loveless	$	-3,232.50
2	9/3/2015	6049	Grow Resources	$	-1,000.00
2	9/3/2015	6055-online	All Copy	$	-621.30
2	9/3/2015	6051	NV Energy	$	-136.65
2	9/3/2015	6053	Pitney Bowes	$	-119.61
2	9/3/2015	6050	Mt Wheeler Power	$	-111.74
2	9/3/2015	144644	US Bank Corporate Payment	$	-77.92
2	9/3/2015	144643	James Wilbourn	$	-60.81
2	9/3/2015	6054	Tab	$	-60.00
2	9/3/2015	6048	Fed Ex	$	-56.75
2	9/10/2015	144645	Microsoft	$	-1,250.00
2	9/10/2015	144646	Frontier	$	-175.42
2	9/11/2015	144651	Squire Patton Boggs	$	-222,621.35
2	9/11/2015	1244650	FTI Consulting	$	-186,373.75
2	9/11/2015	144648	EPIQ Systems	$	-48,232.89
2	9/11/2015	144649	Sender, Wasserman	$	-36,333.23
2	9/11/2015	transfer	From Co. 2 to Co. 9	$	-500.00
2	9/11/2015	144647	Spillman Technology	$	-150.00
2	9/14/2015	144652	Spatial Dimension	$	-9,635.02
2	9/16/2015	transfer	From Co. 2 to Co. 16	$	-225,000.00
2	9/18/2015	transfer	From Co. 2 to Co. 15	$	-25,000.00
2	9/18/2015	6059	Grow Resources	$	-1,000.00
2	9/18/2015	6062	Parr Brown Gee & Loveless	$	-642.07
2	9/18/2015	6057	Lexis Nexis	$	-423.36
2	9/18/2015	6063	Pure Water Dynamics Inc	$	-281.71
2	9/18/2015	6060	Hertz	$	-247.56
2	9/18/2015	6065	AT&T	$	-99.80
2	9/18/2015	6058	Fed Ex	$	-84.36
2	9/18/2015	6058	Fed Ex	$	-60.16

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 9/1/2015 to 9/30/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	9/18/2015	6064	Tonopah Public Utilities	$	-40.74
2	9/18/2015	6058	Fed Ex	$	-27.75
2	9/18/2015	6061	Iron Mountain	$	-21.54
2	9/18/2015	6056	Fed Ex	$	-21.00
2	9/21/2015	transfer	From Co. 2 to Co. 9	$	-5,000.00
2	9/21/2015	144654	Teresa Gustine	$	-1,200.00
2	9/21/2015	144653	All Copy Products	$	-1,106.40
2	9/23/2015	Fee	Wells Fargo	$	-952.82
2	9/28/2015	transfer	From Co. 2 to Co. 21	$	-38,449.70
2	9/28/2015	transfer	From Co. 2 to Co. 5	$	-6,000.00
2	9/28/2015	6070	Colorado Mining Association	$	-2,500.00
2	9/28/2015	144655	All Copy Products	$	-1,858.22
2	9/28/2015	6078	Top Gun Recruiting Partners	$	-1,190.00
2	9/28/2015	144656	Teresa Gustine	$	-1,100.00
2	9/28/2015	6072	Grow Resources	$	-1,000.00
2	9/28/2015	6073	Lexis Nexis	$	-423.36
2	9/28/2015	6068	Century Link	$	-197.00
2	9/28/2015	6067	All Copy Products - MO	$	-191.90
2	9/28/2015	6076	Seth Stearns	$	-132.36
2	9/28/2015	6075	Pitney Bowes	$	-126.15
2	9/28/2015	6074	Mt Wheeler Power	$	-100.65
2	9/28/2015	6069	Cintas Corporation	$	-71.49
2	9/28/2015	6077	Tab Products CO LLC	$	-60.00
2	9/28/2015	6071	Fed Ex	$	-30.25
2	9/28/2015	6071	Fed Ex	$	-21.00
2	9/28/2015	6071	Fed Ex	$	-14.75
2	9/28/2015	6071	Fed Ex	$	-13.00
2	9/30/2015	transfer	From Co. 2 to Co. 16	$	-115,000.00
5	9/28/2015	1054	URS Corp	$	-5,913.29
9	9/3/2015	2097	Mt Wheeler Power	$	-105.74
9	9/11/2015	15070302	City of Ely	$	-166.97
9	9/18/2015	2098	White Pine County Treasurer	$	-2,193.00
9	9/28/2015	2099	Mt Wheeler Power	$	-115.01
14	9/4/2015	transfer	Wells Fargo	$	-400,000.00
14	9/4/2015	transfer	Wells Fargo	$	-150,000.00
14	9/11/2015	transfer	Wells Fargo	$	-250,000.00
14	9/16/2015	transfer	Wells Fargo	$	-200,000.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 9/1/2015 to 9/30/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
14	9/30/2015	transfer	Wells Fargo	$	-125,000.00
15	9/18/2015	transfer	Wells Fargo	$	-25,000.00
16	9/1/2015	PP #18	Paycom	$	-91,632.08
16	9/1/2015	PP #18	Paycom	$	-39,980.27
16	9/1/2015	PP #18	Paycom	$	-651.77
16	9/2/2015	144312	Principal	$	-7,542.84
16	9/3/2015	1065	Paul Chilson	$	-500.00
16	9/16/2015	144313	Rocky Mountain Reserve	$	-154.00
16	9/18/2015	0	Paycom	$	-96,476.20
16	9/18/2015	0	Paycom	$	-41,508.41
16	9/18/2015	144314	Billy Roedel	$	-1,728.45
16	9/18/2015	0	Paycom	$	-651.52
16	9/18/2015	1067	C T Corporation	$	-400.00
16	9/23/2015	144319	Cigna	$	-64,493.83
16	9/23/2015	10084	Garnishment	$	-1,837.14
16	9/23/2015	144315	Rocky Mt Reserve	$	-1,459.06
16	9/23/2015	144317	Rocky Mt Reserve	$	-1,459.06
16	9/23/2015	10085	Garnishment	$	-492.94
16	9/23/2015	10087	Garnishment	$	-452.00
16	9/23/2015	10089	Garnishment	$	-424.70
16	9/23/2015	10086	Garnishment	$	-350.00
16	9/23/2015	10088	Garnishment	$	-350.00
16	9/23/2015	10090	Garnishment	$	-350.00
16	9/25/2015	144318	Principal	$	-7,806.99
16	9/28/2015	144320	VSP	$	-736.25
16	9/28/2015	144321	VSP	$	-106.05
16	9/30/2015	0	Paycom	$	-92,285.49
16	9/30/2015	0	Paycom	$	-40,218.24
16	9/30/2015	0	Paycom	$	-668.02
19	9/1/2015	transfer	Wells Fargo	$	-150,000.00
19	9/1/2015	144644	Ledcor	$	-45,000.00
19	9/3/2015	144656	US Bank Corporate Payment Systems	$	-16,909.23
19	9/3/2015	144652	Ross MAcLean	$	-10,025.76
19	9/3/2015	2588	DOI BLM	$	-10,000.00
19	9/3/2015	144655	RPA	$	-8,310.00
19	9/3/2015	144651	James Moore	$	-7,243.60
19	9/3/2015	144653	Luskin Stern & Eisler	$	-6,585.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 9/1/2015 to 9/30/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	9/3/2015	144654	Lynn B Greenman	$	-3,974.12
19	9/3/2015	2589	Desert Gold Cast	$	-2,564.30
19	9/3/2015	2587	Barrick Gold of NA	$	-878.43
19	9/3/2015	2595	University of Nevada	$	-500.00
19	9/3/2015	2596-wire	Blakes	$	-339.46
19	9/3/2015	144650	Gust Electric	$	-315.00
19	9/3/2015	2592	Farmer Bros Co	$	-126.54
19	9/3/2015	2591	Fairfield and Woods	$	-100.50
19	9/3/2015	2593	Mt Wheeler Power	$	-91.67
19	9/3/2015	2594	SVL Analytical Inc	$	-82.50
19	9/3/2015	2590	Elevation Sign Works	$	-53.86
19	9/4/2015	transfer	Wells Fargo	$	-400,000.00
19	9/4/2015	144643	Ledcor	$	-68,179.50
19	9/4/2015	144647	Andy Kaczmarek	$	-13,830.91
19	9/4/2015	144646	Andrea Gill	$	-4,500.00
19	9/4/2015	144649	Direct Force	$	-4,030.00
19	9/4/2015	144645	Airgas	$	-1,378.10
19	9/4/2015	144648	Cyanco	$	-13.64
19	9/9/2015	144658	Cyanco	$	-25,000.00
19	9/9/2015	144657	Andrea Gill	$	-4,609.49
19	9/11/2015	transfer	Wells Fargo	$	-250,000.00
19	9/11/2015	144659	Ledcor	$	-68,179.50
19	9/11/2015	0	Thomas Peto	$	-31,918.38
19	9/11/2015	144663	Direct Force	$	-25,423.66
19	9/11/2015	144667	Stine Consulting	$	-16,000.00
19	9/11/2015	144665	Ross MacLean	$	-9,429.52
19	9/11/2015	144660	James Moore	$	-7,358.87
19	9/11/2015	144666	Solenis LLC	$	-7,196.11
19	9/11/2015	144664	Lynn B Greenman	$	-5,000.00
19	9/11/2015	144662	Air Sciences	$	-3,929.77
19	9/11/2015	144668	Sunbelt Rentals Inc.	$	-3,298.53
19	9/15/2015	0	Thomas Peto	$	-1,125.29
19	9/16/2015	transfer	Wells Fargo	$	-200,000.00
19	9/16/2015	144671	Cyanco Company, LLC	$	-26,291.81
19	9/16/2015	144669	American Assay Laboratories	$	-20,000.00
19	9/16/2015	144670	Gust Electric Inc	$	-3,317.50
19	9/17/2015	146785	RPA Advisors	$	-28,996.25
19	9/17/2015	146784	Luskin Stern Eisler LLP	$	-15,980.13
19	9/17/2015	2600	Mt Wheeler Power	$	-15,654.84
19	9/17/2015	2602	Sanitary Septic Service	$	-5,089.20

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 9/1/2015 to 9/30/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	9/17/2015	146782	Lynn B Greenman	$	-5,000.00
19	9/17/2015	2603	3-dB Networks, Inc	$	-5,000.00
19	9/17/2015	146786	United Rentals	$	-4,938.50
19	9/17/2015	146778	Andrea Gill	$	-4,556.30
19	9/17/2015	146779	Direct Force	$	-3,985.00
19	9/17/2015	2606	Leica Geosystems	$	-3,293.56
19	9/17/2015	146777	Air Sciences	$	-2,557.00
19	9/17/2015	146781	Homestake Mining Co	$	-2,541.00
19	9/17/2015	2599	Norco Inc	$	-2,355.64
19	9/17/2015	146775	James Moore	$	-2,317.18
19	9/17/2015	146783	McClelland Labs	$	-1,904.00
19	9/17/2015	2607	Nevada Rural Housing Authority	$	-1,795.00
19	9/17/2015	2609	SVL Analytical Inc	$	-1,425.60
19	9/17/2015	2597	Eureka County Television District	$	-750.00
19	9/17/2015	146780	Gust Electric	$	-500.00
19	9/17/2015	2601	Rapidspace/Quick Space	$	-382.43
19	9/17/2015	2605	J&M Trucking, Inc.	$	-250.00
19	9/17/2015	2598	Eureka Town Water and Sewer	$	-66.42
19	9/17/2015	2604	Airgas, Inc	$	-61.94
19	9/17/2015	2608	Ruby Mt Water	$	-26.00
19	9/18/2015	144672	Ledcor	$	-68,179.50
19	9/21/2015	0	McMillian	$	-4,372.54
19	9/22/2015	146796	SRK Consulting Engineers and S	$	-7,000.00
19	9/22/2015	146795	ATSCO Sales & Service	$	-4,110.00
19	9/22/2015	146773	Pemecia Johnson	$	-700.00
19	9/23/2015	146776	Cyanco Company, LLC	$	-50,000.00
19	9/25/2015	146802	Ledcor	$	-68,179.50
19	9/25/2015	ACH	Stephen Stine	$	-22,400.00
19	9/25/2015	wire	United Rentals	$	-19,816.80
19	9/25/2015	ACH	John Ross MacLean	$	-17,586.14
19	9/25/2015	wire	RPA Advisors	$	-14,335.32
19	9/25/2015	ACH	James Moore	$	-9,731.88
19	9/25/2015	wire	Luskin Stern Eisler	$	-8,961.00
19	9/25/2015	ACH	Enterprise Rent-A-Car-(NV)	$	-6,359.58
19	9/25/2015	ACH	Lynn Greenman	$	-5,000.00
19	9/25/2015	ACH	SWCA	$	-5,000.00
19	9/25/2015	ACH	Andrea Gill	$	-4,741.35
19	9/25/2015	ACH	Resource Concepts Inc	$	-3,037.50
19	9/25/2015	ACH	McClelland Labs	$	-2,392.50
19	9/25/2015	ACH	Sunbelt Rentals	$	-2,099.56

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 9/1/2015 to 9/30/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	9/25/2015	0	ATT	$	-2,029.28
19	9/25/2015	wire	Univar USA Inc.	$	-1,749.60
19	9/25/2015	ACH	Safety First Training and Consulting	$	-1,680.00
19	9/25/2015	wire	ATSCO Sales and Service	$	-725.00
19	9/25/2015	ACH	Office Pro Inc	$	-712.16
19	9/25/2015	ACH	Laura Podratz	$	-308.66
19	9/25/2015	ACH	Vernon Bice	$	-177.26
19	9/28/2015	0	ATT	$	-121.83
19	9/28/2015	0	ATT	$	-1,739.94
19	9/29/2015	0	Thomas Petroleum	$	-16,597.53
19	9/29/2015	2614	Roscoe Postle Associates Inc	$	-2,090.07
19	9/29/2015	2611	Mine Safety and Health Administration	$	-998.00
19	9/29/2015	0	ATT	$	-70.00
19	9/29/2015	2612	Mt Wheeler Power	$	-66.90
19	9/29/2015	2613	NORCO Inc	$	-52.68
19	9/30/2015	transfer	Wells Fargo	$	-125,000.00
20	9/21/2015	144565	Arcadis US Inc	$	-20,000.00
20	9/21/2015	144566	SRK Consulting Engineers	$	-1,782.00
20	9/25/2015	144567	Air Sciences	$	-201.79
			Total Cash Disburse	$	-4,878,106.97 [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 9/30/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 9/30/2015

		CONSOLIDATED September 30, 2015 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		3,792,207	811,577
Accounts Receivable		209,314	333,962
Inventory		10,936,903	20,105,452
Prepaid		3,517,569	3,871,105
Other Current Assets		103,783	102,495
Total Current Assets		18,559,776	25,224,592
Investments		375	375
Investment in Partnerships		(0)	(0)
Property & Equipment		132,108,683	132,722,845
Reclamation Deposits		1,244,642	3,744,642
Mineral Properties		18,079,003	18,029,003
Other Long Term Assets		98,249	98,248
Total Long Term Assets		151,530,951	154,595,113
Total Assets		170,090,727	179,819,704
Current Liabilities			
Accounts Payable - Pre-Petition		(18,765,361)	(21,778,551)
Accounts Payable - Post-Petition		(2,097,266)	0
Reclamation and Remediation		(8,715)	(8,715)
Other Short Term Liabilities		(258,908)	(265,261)
Short Term Debt		(55,502,291)	(51,673,880)
Total Current Liabilities		(76,632,541)	(73,726,406)
Long Term Liabilities			
Reclamation and Remediation		(8,464,618)	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		(379,865)	(389,394)
Long Term Debt		(0)	0
Employee Related Benefits		(2,000)	(2,500)
Total Long Term Liabilities		(8,846,548)	(8,790,960)
Total Liabilities		(85,479,089)	(82,517,366)
Redeemable Preferred Stock		(55,756,203)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,639,773)	(167,553,496)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		38,256,790	25,272,786
Accumulated Deficit		99,971,258	98,804,366
Total Shareholder's Equity		(28,855,435)	(42,920,053)
Liability and Equity		(170,090,727)	(179,819,704)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period to 9/30/2015

	CONSOLIDATED September 2015 Actual		CONSOLIDATED September 2015 [1] Actual (Accum Post-Petition)
Revenue			
Sales	(1,656,741)		(9,384,471)
Total Revenue	(1,656,741)		(9,384,471)
Cost of Sales			
Cost of Goods Sold	1,346,378		7,758,976
Depreciation	600,866		3,006,544
Inventory Write-Down	1,038,493		3,502,191
Total Cost of Sales	2,985,737		14,267,710
Accretion	126,184		126,184
Mineral exploration expenditures	120,482		656,060
General & Administrative			
Consulting	639,600		925,249
Depreciation - CGA	20,982		75,470
Interest and bank charges	1,104		4,585
Legal, audit and accounting	147,602		1,204,237
Office & administrative	88,427		367,596
Salaries and benefits	283,781		552,931
Transfer agent and filing fees	5,890		13,261
Travel	(3,551)		751
Investor relations	4,984		23,285
Total General & Administrative	1,188,819		3,167,365
Total Operating Costs	4,421,222		18,217,319
Foreign exchange (gain) loss	999		2,453
Other income	52,239		509,826
(Gain) loss on disposal of PP&E	0		(195,873)
Interest and investment income	(35)		(150)
Total Other (Income) Expense	53,203		316,256
Restructuring Items	0		3,828,412 [2]
Net Loss Before Income Tax	2,817,684		12,977,515
Income tax recovery	0		0
Net Income	2,817,684		12,977,515

[1] Accumulated totals include all revenue and expenses since the petition date.

[2] Write-off of deferred financing costs in accordance with U.S. GAAP as of June 30, 2015.

Rev. 9/30/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 9/1/2015 to 9/30/2015

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$ 2,302	$ 60,157	$ 37,991	$ 24,468
Employee FICA taxes withheld	1,108	29,665	18,953	11,820
Employer FICA taxes	1,094	29,226	18,679	11,642
Unemployment taxes				
Other:______				
State				
Sales, use & excise taxes				
Unemployment taxes	3	109	69	43
Other:______				
Local				
Personal property taxes				
Real property taxes	6,579		2,232	4,347
Other:______				
			Total unpaid post-petition taxes	$52,320

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	12/1/2015	12/1/2015
General liability	Federal INS	1,000,000	12/1/2015	12/1/2015
Property (fire, theft, etc.)	National UN-PA	35,000,000	4/1/2016	4/1/2016
Vehicle	Federal INS	1,000,000	12/1/2015	12/1/2015
Other (list): Umbrella Liability	Federal INS	25,000,000	12/1/2015	12/1/2015
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/1/2016	7/1/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 9/1/2015 to 9/30/2015

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 205,591	$ -	$ -	$ -	$ 205,591
Post-petition receivables	3,723	-	-	-	3,723
Total	$ 209,314	$ -	$ -	$ -	$ 209,314

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 923,319	$ 198,582	$ 6,642	$ 30,673	$ 1,159,216
Other Payables	938,051	-	-	-	938,051
Total	$ 1,861,369	$ 198,582	$ 6,642	$ 30,673	$ 2,097,266

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (106,000)	$ (222,621)	7/17/2015	($166,078)
Debtor Local Counsel - S&W	25,000	(20,531)	(36,333)	7/16/2015	(10,978)
Debtor Canadian Counsel - DLA Piper	-	(4,617)	(16,011)	N/A	-
Canadian Information Officer - E&Y	40,196	(6,415)	(20,407)	N/A	33,008
EY Counsel - Borden Ladner Gervais	-	(1,773)	-	N/A	(1,773)
Debtor Financial Advisor - FTI Consulting	97,404	(134,000)	(186,374)	7/24/2015	(15,441)
Investment Bank - Moelis	-	(201,613)	-	TBD	(201,613)
Lender's Counsel - Luskin Stern	-	(44,045)	(31,526)	N/A	(12,519)
Lender's Local Counsel - Fairfield & Woods	-	(2,500)	(101)	N/A	(2,400)
Lender's Financial Advisor - RPA	50,000	(59,947)	(51,642)	N/A	41,695
Lender's Technical Advisor - RPA	-	(2,750)	(2,090)	N/A	(660)
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(20,000)	-	8/14/2015	(20,000)
UCC Financial Advisor - Gavin Solmonese	-	-	-	8/19/2015	-
Epiq	10,947	(26,316)	(48,233)	7/23/2015	(15,368)
Total	$ 278,225	$ (630,506)	$ (615,337)		$ (372,126)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$30,769
James Wilbourn	General Counsel and Corporate Secretary	Payroll and Expense Reimbursement	12,753

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$ 0			
February		0			
March		0			
TOTAL 1st Quarter		$ 0	$		
April		$ 0			
May		0			
June	2015	129	325		
TOTAL 2nd Quarter		$ 129.31	$ 325	6023	7/30/2015
July	2015	$ 30,419			
August	2015	87,275			
September	2015	52,528	1,625		
TOTAL 3rd Quarter		$ 170,222.22	$ 1,625		
October		$ 0			
November		0			
December		0			
TOTAL 4th Quarter		$ 0	$		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2

CASE NO: 15-16835

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 9/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		4,885		325		
TOTAL 2nd Quarter		$	4,885.00	$	325	6026	7/30/2015
July	2015	$	310,374				
August	2015		104,147				
September	2015		534,777		4,875		
TOTAL 3rd Quarter		$	949,298.55	$	4,875		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company   CASE NO: 15-16835

16

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		273,696		1,950		
TOTAL 2nd Quarter		$	273,696.14	$	975	1059	7/30/2015
July	2015	$	482,486				
August	2015		408,927				
September	2015		494,715		6,500		
TOTAL 3rd Quarter		$	1,386,127.43	$	6,500		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC CASE NO: 15-16835

13

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6025	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999.....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 | CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2015

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$	0			
February			0			
March			0			
TOTAL 1st Quarter		$	0 $			
April		$	0			
May			0			
June	2015		0	325		
TOTAL 2nd Quarter		$	0.00 $	325	2518	7/30/2015
July	2015	$	0			
August	2015		0			
September	2015		0	325		
TOTAL 3rd Quarter		$	0.00 $	325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP
19

CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		65,770		650		
TOTAL 2nd Quarter		$	65,770.00	$	650	2517	7/30/2015
July	2015	$	1,472,638				
August	2015		1,110,364				
September	2015		925,659		10,400		
TOTAL 3rd Quarter		$	3,508,660.03	$	10,400		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999..................	$10,400
$150,000 to $224,999.......	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.......	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.......	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15

CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 9/30/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter $		0.00 $	325	1066	7/30/2015
July	2015 $	0			
August	2015	0			
September	2015	0	325		
TOTAL 3rd Quarter $		0.00 $	325		
October	$	0			
November		0			
December		0			
TOTAL 4th Quarter $		0 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP CASE NO: 15-16835
20

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1067	7/30/2015
July	2015	$	178,488				
August	2015		31,918				
September	2015		21,984		1,950		
TOTAL 3rd Quarter		$	232,389.39	$	1,950		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration
10

CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	3424	7/30/2015
July	2015	$	450				
August	2015		141,632				
September	2015		0		975		
TOTAL 3rd Quarter		$	142,081.50	$	975		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999..................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999..........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1052	7/30/2015
July	2015	$	41,530				
August	2015		125				
September	2015		5,913		650		
TOTAL 3rd Quarter		$	47,568.29	$	650		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty
9

CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter	$	0 $			
April	$	0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter	$	0.00 $	325	2095	7/30/2015
July	2015 $	2,727			
August	2015	62			
September	2015	2,581	325		
TOTAL 3rd Quarter	$	5,370.03 $	325		
October	$	0			
November		0			
December		0			
TOTAL 4th Quarter	$	0 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6021	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 | CASE NO: 15-16835

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 9/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6022	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 **CASE NO:** 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6024	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G
NARRATIVE
For Period Ending: 9/30/2015

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

Unless otherwise discussed below, this narrative covers the period of September 1, 2015 through September 30, 2015. Events occurring after this period will be reported in the appropriate subsequent monthly operating report.

Bankruptcy Process

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On September 4, 2015, Debtors filed a Second Supplemental Motion of Debtors and Debtors in Possession to Extend Interim Cash Collateral Order (the "Cash Collateral Motion"). In the Cash Collateral Motion, the Debtors sought authority to use cash collateral on an interim basis through November 6, 2015 to allow parties to finalize the terms for the consensual use of cash collateral on a final basis and to allow the Debtors to make additional progress with their restructuring efforts. A budget supporting the Cash Collateral Motion was filed September 9, 2015.

On September 10, 2015, the Debtors filed a Motion of Debtors for an Order Establishing Certain Notice, Case Management and Administrative Procedures Pursuant to 11 U.S.C. § 105 and Rules 2002 and 9007 of the Bankruptcy Rules (the "Case Management Motion"). In the Case Management Motion, Debtors sought relief including, without limitation: (i) establishing procedures for scheduling hearings; (ii) limiting notice; (iii) establishing notice procedures and methods; and (iv) authorizing the filing of a single consolidated Monthly Operating Report for each of the fourteen debtors.

On September 10, 2015, the United States Trustee filed an objection to the Motion of Debtors and Debtors in Possession for an Order Authorizing the Implementation of a Key Employee Retention Plan for Noninsider Employees (the "KERP Motion"). No other parties objected to the KERP Motion.

On September 11, 2015, the Court held a hearing on the Cash Collateral Motion and the KERP Motion. The Court granted the Cash Collateral Motion on an interim basis and set it over for a final hearing to be held November 6, 2015. The Court granted the KERP Motion.

On September 14, 2015, the Debtors filed two motions: (1) Debtors' Application for Entry of an Order Authorizing the Employment and Retention of Moelis & Company LLC as Investment Banker for the Debtors and Debtors in Possession, Effective *Nunc Pro Tunc* to August 12, 2015 (the "Moelis Application"); and (2) Motion of Debtors and Debtors in Possession for (I) an Order Pursuant to 11 U.S.C. § 105(a) and Fed R. Bankr. P. 9019 Authorizing the Settlement Agreement Among Midway Gold US Inc., Barrick Gold Exploration Inc. and Coeur Rochester, Inc. and (II) an Order Approving the Assumption and Assignment of Certain Unexpired Leases Pursuant to 11 U.S.C. § 365 and Fed. R. Bankr. P. 6006 (the "Motion to Approve").

On September 17, 2015, the Debtors filed two motions: (1) Motion of Debtors and Debtors in Possession for an Order Extending the Time by Which the Debtors Must Assume or Reject Unexpired Leases of Nonresidential Real Property Pursuant to Section 365(d)(4) of the Bankruptcy Code (the "Lease Motion"); and (2) Motion of Debtors and Debtors in Possession for an Order Extending Exclusive Periods to File a Plan and Solicit Acceptances under Section 1121(d) of the Bankruptcy Code (the "Exclusivity Motion"). The Court set the Lease Motion and the Exclusivity Motion for a hearing on October 6, 2015. No parties objected to either motion and the Court granted both motions on October 5, 2015.

On September 25, 2015, the United States Trustee filed a limited objection to the Case Management Motion.

Debtors filed numerous affidavits in support of the employment of ordinary course professionals.

<u>Operations</u>

Since the bankruptcy filing, Debtors have continued to operate in the normal course of business. The Debtors continue to produce gold from its Pan mine.

The Debtors have continued efforts on leach pad rehabilitation, with the goal of increased permeability and production. These efforts are on-going and have shown positive results to date. As part of these efforts, the Debtors have undertaken various metallurgical tests to better define permeability and gold recovery of future ore.

The Debtors continue to work with regulators and are, to the best of their knowledge, in compliance with environmental, health, and safety regulations.

MIDWAY GOLD CORP.
Statement of Account
Tuesday, September 01, 2015 - Wednesday, September 30, 2015

Account Name:	Account:	Branch:	Currency:
[redacted]5025	[redacted]5025	9656	CAD

B/D	Description	Debit	Credit	Date	Balance
	Balance Forward			09/01/2015	$84,456.87
	CIPS CREDIT INTEREST		$45.78	09/01/2015	$84,502.65
	WIRE ADMIN FEE	$50.00		09/04/2015	
	WIRE ADMIN FEE	$50.00		09/04/2015	
	150904B6719500WIRE	$11,275.77		09/04/2015	
	150904B6716900WIRE	$26,974.46		09/04/2015	$46,152.42
	IWPN CHARGES	$5.00		09/21/2015	
	CMS-BR/PT FEES	$30.00		09/21/2015	$46,117.42
	CHQ#00880-7500383922	$1,067.30		09/25/2015	$45,050.12
	150928S6366900WIRE		$49,982.50	09/29/2015	
	CHQ#00879-2300490459	$450.00		09/29/2015	$94,582.62
	SERVICE CHARGE	$3.75		09/30/2015	$94,578.87
	Closing Balance			09/30/2015	$94,578.87
Totals:		$39,906.28	$50,028.28		
Item Count:		9	2		

Analyzed Business Checking

Account number: [redacted]8265 ■ September 1, 2015 - September 30, 2015 ■ Page 1 of 3

WELLS FARGO

Co. 2

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8265	$17,668.58	$1,135,626.39	-$1,094,340.07	$58,954.90 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/01	✓150,000.00	Online Transfer Pp #18 Ref #Bbe5Nzlj3T
	09/04	✓ 90.76	Deposit Made In A Branch/Store
	09/04	✓400,000.00	Online Transfer Ref #Bbech5L2Zf From 8891621461 on 09/04/2015 0854 Am
	09/11	✓250,000.00	Online Transfer Ref #Bbetygrqky From 8891621461 on 09/11/2015 0808 Am
	09/16	✓200,000.00	Online Transfer Ref #Bber3Gr8Dx From 8891621461 on 09/16/2015 0657 Am
	09/23	✓3,886.13	Deposit Made In A Branch/Store
	09/29	✓6,649.50	Deposit Made In A Branch/Store
	09/30	✓125,000.00	Online Transfer Ref #Bbetymtsgq From 8891621461 on 09/30/2015 0825 Am
		$1,135,626.39	**Total electronic deposits/bank credits**
		$1,135,626.39	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/01	✓150,000.00	Online Transfer Pp #18 Ref #Bbe2Ry2Ygf
	09/03	✓9,349.87	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	09/04	✓77.92	WT Fed#01037 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15090314073535 Trn#150903147404 Rfb# 000000370
	09/08	✓621.30	Leasedirectrpd Inv.Paymnt 090415 408270 Inv# 00046982731 Due 09/15/1
	09/09	✓1,250.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	09/11	✓952.82	Client Analysis Srvc Chrg 150910 Svc Chge 0815 000006198288265

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	09/11	150.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	09/11	48,232.89	WT Fed#05165 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN15091113004407 Trn#150911137946 Rfb# 000000373
	09/11	186,373.75	WT Fed#05330 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN15091113021726 Trn#150911137949 Rfb# 000000375
	09/11	500.00	Online Transfer Ref #Bbe8L5Vxts to 6198288422 on 09/11/2015 0133 PM
	09/11	36,333.23	WT Fed#06528 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN15091113014667 Trn#150911137952 Rfb# 000000374
	09/11	222,621.35	WT Fed#06529 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN15091113023924 Trn#150911137948 Rfb# 000000376
	09/14	9,635.02	WT 150914-145355 Bank of Montreal, T /Bnf=Spatial Dimension Canada Inc. Srf# IN15091413392428 Trn#150914145355 Rfb# 000000377
	09/14	175.42	Frontier Online E-Bill 26901649 Midway Gold US Inc
	09/16	225,000.00	Online Transfer Ref #Bbek9Csbfy to 8891621479 on 09/16/2015 0658 Am
	09/18	5,000.00	Online Transfer Ref #Bbexvlf4CR to 8891621446 on 09/18/2015 0659 Am
	09/18	20,000.00	Online Transfer Ref #Bbek9Dfgm to 8891621446 on 09/18/2015 0713 Am
	09/18	2,306.40	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	09/21	5,000.00	Online Transfer Ref #Bbexvm47Q4 to 6198288422 on 09/21/2015 0936 Am
	09/25	2,958.22	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	09/28	6,000.00	Online Transfer Ref #Bbechctf8M to 6198288489 on 09/28/2015 0846 Am
	09/28	38,449.70	WT 150928-093632 Toronto-Dominion Ba /Bnf=Midway Gold Corp Srf# IN15092808525062 Trn#150928093632 Rfb# 000000391
	09/30	115,000.00	Online Transfer Ref #Bbegdfwfc2 to 8891621479 on 09/30/2015 0827 Am
		$1,085,987.89	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	1,000.00	09/22	6051	136.65	09/09	6060*	247.56	09/24
6008 on previous	74.00	09/09	6052	3,232.50	09/08	6061	21.54	09/25
6046* on previous	293.52	09/02	6053	119.61	09/14	6062	642.07	09/22
6047 on previous	185.00	09/03	6054	60.00	09/09	6063	281.71	09/21
6048	56.75	09/11	6056*	21.00	09/24	6064	40.74	09/28
6049	1,000.00	09/09	6057	423.36	09/28	6065	99.80	09/23
6050	111.74	09/09	6058	172.27	09/24	6076*	132.36	09/29
		$8,352.18	**Total checks paid**					

* *Gap in check sequence.*

$1,094,340.07	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
08/31	17,668.58	09/09	401,366.84	09/22	86,985.82
09/01	17,668.58	09/11	156,146.05	09/23	90,772.15
09/02	17,375.06	09/14	146,216.00	09/24	90,331.32
09/03	7,840.19	09/16	121,216.00	09/25	87,351.56
09/04	407,853.03	09/18	93,909.60	09/28	42,437.76
09/08	403,999.23	09/21	88,627.89	09/29	48,954.90

WELLS FARGO

Daily ledger balance summary *(continued)*

Date	Balance	Date	Balance	Date	Balance
09/30	58,954.90				

Average daily ledger balance **$164,505.97**

IMPORTANT ACCOUNT INFORMATION

Choose "yes", go paperless!

Have you noticed in the Commercial Electronic Office® (CEO) Statements & Notices service that you have the option to turn off paper statement delivery with the click of a button?

By going paperless, you may:

- Minimize storage and waste.

- Eliminate applicable printed statement fees.

- View, download, and print statements at your convenience.

- Receive your statements faster than with U.S. Mail.

- Receive free text or email alerts when a statement or notice is available.

If you haven't seen the pop-up message within CEO Statements & Notices and would like to turn off paper statements, contact your client service officer or Treasury Management Client Services at 800-AT-WELLS (800-289-3557), or change your delivery preference within the CEO Self Administration service. If you have already chosen to turn off paper delivery, please disregard this message.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

(u. 5

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3489	$388.61	$6,000.00	-$125.00	$6,263.61 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/28	✓ 6,000.00	Online Transfer Ref #Bbechctf8M From 6198288265 on 09/28/2015 0846 Am
		$6,000.00	**Total electronic deposits/bank credits**
		$6,000.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*
1053	✓ 125.00	09/02

$125.00	**Total checks paid**
$125.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
08/31	388.61	09/02	263.61	09/28	6,263.61

Average daily ledger balance **$867.77**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]3422 ■ September 1, 2015 - September 30, 2015 ■

WELLS FARGO

Co.9

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$140.25	$5,500.00	-$2,465.71	$3,174.54

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/11	500.00	Online Transfer Ref #Bbe8L5Vxts From 6198288265 on 09/11/2015 0133 PM
	09/21	5,000.00	Online Transfer Ref #Bbexvm47Q4 From 6198288265 on 09/21/2015 0936 Am
		$5,500.00	**Total electronic deposits/bank credits**
		$5,500.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/11	166.97	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$166.97	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
2097	105.74	09/09	2098	2,193.00	09/28

$2,298.74	**Total checks paid**
$2,465.71	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
08/31	140.25	09/11	367.54	09/28	3,174.54
09/09	34.51	09/21	5,367.54		

Average daily ledger balance **$1,732.09**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 10

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$2,776.10	$0.00	-$125.00	$2,651.10 ✓

Debits

Checks paid

Number	*Amount*	*Date*
3427	✓ 125.00	09/02
	$125.00	**Total checks paid**
	$125.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
08/31	2,776.10	09/02	2,651.10

Average daily ledger balance **$2,655.26**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1461 ■ September 1, 2015 - September 30, 2015 ■

WELLS FARGO

Co.1A

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$1,125,000.00	-$1,125,000.00	$100.00 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/01	✓ 150,000.00	Online Transfer Pp #18 Ref #Bbetycz8FD
	09/04	✓ 400,000.00	Online Transfer Ref #Bben69Y8Gp From 8891621495 on 09/04/2015 0854 Am
	09/11	✓ 250,000.00	Online Transfer Ref #Bbech7Cscy From 8891621495 on 09/11/2015 0807 Am
	09/16	✓ 200,000.00	Online Transfer Ref #Bbexvks34W From 8891621495 on 09/16/2015 0656 Am
	09/30	✓ 125,000.00	Online Transfer Ref #Bben6Jsww5 From 8891621495 on 09/30/2015 0825 Am
		$1,125,000.00	**Total electronic deposits/bank credits**
		$1,125,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/01	✓ 150,000.00	Online Transfer Pp #18 Ref #Bbe5Nzlj3T
	09/04	✓ 400,000.00	Online Transfer Ref #Bbech5L2Zf to 6198288265 on 09/04/2015 0854 Am
	09/11	✓ 250,000.00	Online Transfer Ref #Bbetygrqky to 6198288265 on 09/11/2015 0808 Am
	09/16	✓ 200,000.00	Online Transfer Ref #Bber3Gr8Dx to 6198288265 on 09/16/2015 0657 Am
	09/30	✓ 125,000.00	Online Transfer Ref #Bbetymtsgq to 6198288265 on 09/30/2015 0825 Am
		$1,125,000.00	**Total electronic debits/bank debits**
		$1,125,000.00	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
08/31	100.00	09/04	100.00	09/16	100.00
09/01	100.00	09/11	100.00	09/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Co. 15

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]446	$100.00	$25,000.00	-$25,000.00	$100.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/18	5,000.00	Online Transfer Ref #Bbexvlf4CR From 6198288265 on 09/18/2015 0659 Am
	09/18	20,000.00	Online Transfer Ref #Bbek9Dfgrn From 6198288265 on 09/18/2015 0713 Am
		$25,000.00	**Total electronic deposits/bank credits**
		$25,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/18	5,000.00	Online Transfer Ref #Bbegdbwbhl to 8891621487 on 09/18/2015 0700 Am
	09/18	20,000.00	Online Transfer Ref #Bber3Hddld to 8891621487 on 09/18/2015 0714 Am
		$25,000.00	**Total electronic debits/bank debits**
		$25,000.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
08/31	100.00	09/18	100.00

Average daily ledger balance **$100.00**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

L0.16

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]479	$26,319.83	$498,833.61	-$509,171.60	$15,981.84 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/01	✓ 150,000.00	Online Transfer Pp #18 Ref #Bbe2Ry2Ygf
	09/16	✓ 225,000.00	Online Transfer Ref #Bbek9Csbfy From 6198288265 on 09/16/2015 0658 Am
	09/21	✓ 8,833.61	Deposit Made In A Branch/Store
	09/30	✓ 115,000.00	Online Transfer Ref #Bbegdfwfc2 From 6198288265 on 09/30/2015 0827 Am
		$498,833.61	**Total electronic deposits/bank credits**
		$498,833.61	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/02	✓ 132,264.12	WT Fed#04651 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15090113151280 Trn#150902051544 Rfb# 000000366
	09/04	✓ 7,542.84	Principal Peris Plic-Peris 4-5899300000881 Wells Fargo Payroll
	09/09	✓ 1,459.06	Rocky Mtn Res Cu Plan Fundi 090815 Rmrmwg Midway Services Comp
	09/16	✓ 138,636.13	WT Fed#05564 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15091606593279 Trn#150916054032 Rfb# 000000379
	09/21	✓ 1,728.45	ACH Prep Origintn - Midway Mining CO - File 7878782339 Coid 1900985123
	09/21	✓ 154.00	Rocky Mtn Res Op Client Fee 091815 Rmrmwg Midway Services Comp
	09/22	✓ 64,493.83	Cigna Edge Trans Collection 603400007495 Midway Services Compan
	09/23	✓ 1,459.06	Rocky Mtn Res Cu Plan Fundi 092215 Rmrmwg Midway Services Comp
	09/25	✓ 7,806.99	Principal Peris Plic-Peris 4-5899300000810 Wells Fargo Payroll

WELLS FARGO

***Electronic debits/bank debits** (continued)*

Effective date	Posted date	Amount	Transaction detail
	09/30	√133,171.75	WT Fed#00363 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15093008275755 Trn#150930092619 Rfb# 000000393
	09/30	√106.05	Vsp Payment Ebillpymts 150929 976366 Midway Services Compan
	09/30	√736.25	Vsp Payment Ebillpymts 150929 976365 Midway Services Compan
		$489,558.53	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
1062	√6,550.39	09/10	1067 *	√400.00	09/23	10087	√452.00	09/02
1063	√7,216.56	09/04	10084 *	√1,837.14	09/10	10088	√350.00	09/10
1064	√689.34	09/01	10085	√492.94	09/02	10089	√424.70	09/17
1065	√500.00	09/11	10086	√350.00	09/10	10090	√350.00	09/23
	$19,613.07	**Total checks paid**						

* *Gap in check sequence.*

$509,171.60 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
08/31	26,319.83	09/10	17,115.44	09/22	45,011.94
09/01	175,630.49	09/11	16,615.44	09/23	42,802.88
09/02	42,421.43	09/16	102,979.31	09/25	34,995.89
09/04	27,662.03	09/17	102,554.61	09/30	15,981.84
09/09	26,202.97	09/21	109,505.77		

Average daily ledger balance **$48,982.05**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

DCEE11DTZ7 000380

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]495	$3,672,194.40	$1,653,372.78	-$2,062,027.25	$3,263,539.93 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/08	155,888.50	WT Fed#00891 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0908938082021361 Trn#150908142134 Rfb#
	09/09	77,016.28	WT Fed#06633 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0909939002016732 Trn#150909045771 Rfb#
	09/21	1,065,682.50	WT Fed#03075 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0921958167013418 Trn#150921099185 Rfb#
	09/28	354,785.50	WT Fed#04150 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0928902013014498 Trn#150928099323 Rfb#
		$1,653,372.78	**Total electronic deposits/bank credits**
		$1,653,372.78	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/01	45,000.00	WT Fed#06129 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15090110571576 Trn#150901155320 Rfb# 000000364
	09/01	150,000.00	Online Transfer Pp #18 Ref #Bbetycz8FD
	09/03	10,025.76	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/03	35,271.73	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/04	68,179.50	WT Fed#00224 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15090110574293 Trn#150901155321 Rfb# 000000365

DCEE11DTZ7 000380 NNNNNNNNNNN NNN NNN 001 002 163 001245 1329350.1.1

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/04	8,310.00	WT Fed#01031 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15090314042796 Trn#150903147402 Rfb# 000000368
	09/04	339.46	WT 150903-147405 Canadian Imperial B /Bnf=Blake Cassels & Graydon LLP Srf# IN15090314084971 Trn#150903147405 Rfb# 000000371
	09/04	6,585.00	WT Fed#01038 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15090314030803 Trn#150903147401 Rfb# 000000367
	09/04	16,909.23	WT Fed#01035 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15090314060411 Trn#150903147403 Rfb# 000000369
	09/04	400,000.00	Online Transfer Ref #Bben69Y8Gp to 8891621461 on 09/04/2015 0854 Am
	09/04	13.64	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/09	29,609.49	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/11	68,179.50	WT Fed#00404 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15090914052436 Trn#150909151760 Rfb# 000000372
	09/11	250,000.00	Online Transfer Ref #Bbech7Cscy to 8891621461 on 09/11/2015 0807 Am
	09/11	77,636.46	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/11	31,918.38	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	09/15	1,125.29	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	09/16	200,000.00	Online Transfer Ref #Bbexvks34W to 8891621461 on 09/16/2015 0656 Am
	09/16	3,317.50	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/16	20,000.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/16	26,291.81	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/18	68,179.50	WT Fed#00274 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15091417074434 Trn#150915160832 Rfb# 000000378
	09/18	4,938.50	WT Fed#00100 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN15091716143293 Trn#150918092811 Rfb# 000000383
	09/18	15,980.13	WT Fed#00099 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15091716105778 Trn#150918092810 Rfb# 000000381
	09/18	28,996.25	WT Fed#00205 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15091716121251 Trn#150918092812 Rfb# 000000382
	09/18	21,043.30	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/18	4,372.54	WT 150918-115270 Royal Bank of Canad /Bnf=McMillan LLP Srf# IN15091715382015 Trn#150918115270 Rfb# 000000380
	09/18	2,317.18	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/21	700.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/22	50,000.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/22	7,000.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/25	68,179.50	WT Fed#00272 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15092108002853 Trn#150921156528 Rfb# 000000384
	09/25	4,110.00	WT Fed#00350 Alloya Corporate F /Ftr/Bnf=Ambrose Technical Sales Srf# IN15092215084494 Trn#150922139312 Rfb# 000000385
	09/25	725.00	WT Fed#06559 Alloya Corporate F /Ftr/Bnf=Ambrose Technical Sales Srf# IN15092419374602 Trn#150925148640 Rfb# 000000389
	09/25	1,749.60	WT Fed#06560 Bank of America, N /Ftr/Bnf=Univar Srf# IN15092419412838 Trn#150925148644 Rfb# 000000390
	09/25	32,131.88	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/25	49,094.71	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	09/25	2,029.28	ATT Payment 092415 877934003Epayk Temporaryaccountname

001246

WELLS FARGO

***Electronic debits/bank debits** (continued)*

Effective date	Posted date	Amount	Transaction detail
	09/28	8,961.00	WT Fed#00587 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15092419251777 Trn#150925148642 Rfb# 000000386
	09/28	19,816.80	WT Fed#00634 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN15092419285420 Trn#150925148647 Rfb# 000000388
	09/28	14,335.32	WT Fed#00652 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15092419272722 Trn#150925148648 Rfb# 000000387
	09/28	121.83	ATT Payment 092615 471547003Epaym Mdw Pan LLP
	09/28	1,739.94	ATT Payment 092615 465135003Epaym Mdw Pan LLP
	09/29	16,597.53	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	09/29	70.00	ATT Payment 092815 286543003Epayo Mdw Pan LLP
	09/30	125,000.00	Online Transfer Ref #Bben6Jsww5 to 8891621461 on 09/30/2015 0825 Am
		$1,996,902.54	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	70.00	09/03	2584*	500.00	09/08	2597*	750.00	09/30
	1,795.00	09/25	2587*	878.43	09/11	2599*	2,355.64	09/22
2564	750.00	09/03	2588	10,000.00	09/09	2600	15,654.84	09/29
2573*	297.32	09/08	2589	2,564.30	09/10	2601	382.43	09/28
2574	1,400.00	09/02	2590	53.86	09/08	2603*	5,000.00	09/21
2575	1,200.00	09/11	2591	100.50	09/08	2604	61.94	09/29
2576	883.38	09/02	2592	126.54	09/14	2605	250.00	09/30
2578*	12,967.17	09/02	2593	91.67	09/09	2606	3,293.56	09/25
2579	382.43	09/03	2594	82.50	09/09	2608*	26.00	09/23
2580	1,281.60	09/02	2595	500.00	09/14	2609	1,425.60	09/22
	$65,124.71		**Total checks paid**					

** Gap in check sequence.*

$2,062,027.25 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
08/31	3,672,194.40	09/10	3,103,430.64	09/22	3,275,630.59
09/01	3,477,194.40	09/11	2,673,617.87	09/23	3,275,604.59
09/02	3,460,662.25	09/14	2,672,991.33	09/25	3,112,496.06
09/03	3,414,162.33	09/15	2,671,866.04	09/28	3,421,924.24
09/04	2,913,825.50	09/16	2,422,256.73	09/29	3,389,539.93
09/08	3,068,762.32	09/18	2,276,429.33	09/30	3,263,539.93
09/09	3,105,994.94	09/21	3,336,411.83		

Average daily ledger balance **$2,963,358.83**

IMPORTANT ACCOUNT INFORMATION

DCEE11DTZ7 000380 NNNNNNNNN NNN NNN 002 002 163 001247 1128350,1,1

WELLS FARGO

Choose "yes", go paperless!

Have you noticed in the Commercial Electronic Office® (CEO) Statements & Notices service that you have the option to turn off paper statement delivery with the click of a button?

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- Minimize storage and waste.

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If you haven't seen the pop-up message within CEO Statements & Notices and would like to turn off paper statements, contact your client service officer or Treasury Management Client Services at 800-AT-WELLS (800-289-3557), or change your delivery preference within the CEO Self Administration service. If you have already chosen to turn off paper delivery, please disregard this message.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

001248

008432 XBNED402 003229

BNY MELLON

MIDWAY GOLD
[redacted]
8310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

Go Paperless. Securely access your account online to view your statements. Ask your BNY Mellon contact how we can help you access your accounts, enter your own transactions or submit an audit confirmation online. Also be sure to ask how Connect(SM), our new web-based, single sign-on platform can help you go paperless.

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Account Statement

Statement Period 09/01/2015 Through 09/30/2015

Account [redacted]0698
MDW PAN LLP COMPENSATION ACCT

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-6907
BEATA.HARVIN@BNYMELLON.COM

Account Overview



Percent of all Investments		Asset Classification	Market Value
100%	○	CASH AND SHORT TERM	360,683.23
100%		**TOTAL OF ALL INVESTMENTS**	**360,683.23**

Summary of Assets Held

Asset Classification	Market Value	Cost	Accrued Income	Est Annual Income	Market Yield
CASH AND SHORT TERM	360,683.23	360,683.23	0.00	0.00	0.00%
ACCOUNT TOTALS	**360,683.23**	**360,683.23**	**0.00**	**0.00**	**0.00%**

Summary of Cash Transactions

	Current Period			Year-to-Date	
Transaction Category	Income	Principal	Realized Gains/Losses	Income	Principal
OPENING BALANCE	**0.00**	**360,683.23**		**0.00**	**0.00**
OTHER CASH ADDITIONS	0.00	0.00	0.00	0.00	1,327,513.09
OTHER CASH DISBURSEMENTS	0.00	0.00	0.00	0.00	966,829.86 -
CLOSING BALANCE	**0.00**	**360,683.23**	**0.00**	**0.00**	**360,683.23** √

The above cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses as reportable under the Internal Revenue Code.

Statement of Assets Held

Shares / Par Value	Asset Description	Market Price / Average Cost	Market Value / Cost	Accrued Income / Est Annual Income	Market Yield
CASH AND SHORT TERM					
	CASH BALANCE	0.00000 0.00000	360,683.23 360,683.23	0.00 0.00	0.00%
Total CASH AND SHORT TERM			**360,683.23** **360,683.23**	**0.00** **0.00**	**0.00%**
ACCOUNT TOTALS			**360,683.23** **360,683.23**	**0.00** **0.00**	**0.00%**

Total Market Value Plus Total Accrued Income 360,683.23

Statement of Transactions

Transaction Date	Transaction Description	Income	Principal	Cost	Realized Gains/Losses

No Transactions This Period

The Bank of New York Mellon may utilize subsidiaries and affiliates to provide services and certain products to the Account. Subsidiaries and affiliates may be compensated for their services and products.

The value of securities set forth on this Account Statement are determined by The Bank of New York Mellon for Corporate Trust on the basis of market prices and information obtained by The Bank of New York Mellon from unaffiliated third parties (including independent pricing vendors) ("third party pricing services"). The Bank of New York Mellon has not verified such market values or information and makes no assurances as to the accuracy or correctness of such market values or information or that the market values set forth on this Account Statement reflect the value of the securities that can be realized upon the sale of such securities. In addition, the market values for securities set forth in this Account Statement may differ from the market prices and information for the same securities used by other business units of The Bank of New York Mellon or its subsidiaries or affiliates based upon market prices and information received from other third party pricing services utilized by such other business units. Corporate Trust does not compare its market values with those used by, or reconcile different market values used by, other business units of The Bank of New York Mellon or its subsidiaries or its affiliates. The Bank of New York Mellon shall not be liable for any loss, damage or expense incurred as a result of or arising from or related to the market values or information provided by third party pricing services or the differences in market prices or information provided by other third party pricing services.

Analyzed Business Checking

Account number: [redacted]487 ■ September 1, 2015 - September 30, 2015 ■

WELLS FARGO

(0.70

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$1,088.43	$25,000.00	-$21,983.79	$4,104.64 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/18	✓ 5,000.00	Online Transfer Ref #Bbegdbwbhl From 8891621446 on 09/18/2015 0700 Am
	09/18	✓ 20,000.00	Online Transfer Ref #Bber3Hddld From 8891621446 on 09/18/2015 0714 Am
		$25,000.00	**Total electronic deposits/bank credits**
		$25,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/18	✓ 1,782.00	ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234
	09/18	✓ 20,000.00	ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234
	09/25	✓ 201.79	ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234
		$21,983.79	**Total electronic debits/bank debits**
		$21,983.79	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
08/31	1,088.43	09/18	4,306.43	09/25	4,104.64

Average daily ledger balance **$2,442.53**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Choose "yes", go paperless!

Have you noticed in the Commercial Electronic Office® (CEO) Statements & Notices service that you have the option to turn off paper statement delivery with the click of a button?

By going paperless, you may:

- Minimize storage and waste.

- Eliminate applicable printed statement fees.

- View, download, and print statements at your convenience.

- Receive your statements faster than with U.S. Mail.

- Receive free text or email alerts when a statement or notice is available.

If you haven't seen the pop-up message within CEO Statements & Notices and would like to turn off paper statements, contact your client service officer or Treasury Management Client Services at 800-AT-WELLS (800-289-3557), or change your delivery preference within the CEO Self Administration service. If you have already chosen to turn off paper delivery, please disregard this message.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	9/30/2015	

Balance per Bank Statement	94,578.87
Add Pending Deposits	.00
Less Outstanding Checks	29,802.63-
	64,776.24
Balance per General Ledger	64,776.24
Variance	.00

JN

10-9-15

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2015	

Balance per Bank Statement	58,954.90
Add Pending Deposits	.00
Less Outstanding Checks	8,116.31-
	50,838.59
Balance per General Ledger	50,838.59
Variance	.00

JN 10-9-15

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
eorge Hawes	4/1/2015	00005928	300.00-
Spatial Dimension	5/1/2015	00144438	32.60-
LexisNexus	5/14/2015	00005966	423.36-
LaQuinta Inn & Suites	6/12/2015	00005979	1,420.80-
All Copy Products- MO	9/25/2015	00006067	191.90-
Century Link	9/25/2015	00006068	197.00-
Cintas Corporation	9/25/2015	00006069	71.49-
Colorado Mining Association	9/25/2015	00006070	2,500.00-
FedEx	9/25/2015	00006071	79.00-
Grow Resources	9/25/2015	00006072	1,000.00-
LexisNexus	9/25/2015	00006073	423.36-
Mt Wheeler Power	9/25/2015	00006074	100.65-
Pitney Bowes	9/25/2015	00006075	126.15-
Tab Products CO LLC	9/25/2015	00006077	60.00-
Top Gun Recruiting Partners	9/25/2015	00006078	1,190.00-
			8,116.31-

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2015	

Balance per Bank Statement	6,263.61 ✓
Add Pending Deposits	.00
Less Outstanding Checks	5,913.29- ✓
	~ 350.32
Balance per General Ledger	350.32 ✓
Variance	~ .00

JN
10-8-15
ZM

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2015	

Balance per Bank Statement	3,174.54 ✓
Add Pending Deposits	.00
Less Outstanding Checks	115.01- ✓
	~ 3,059.53
Balance per General Ledger	3,059.53 ✓
Variance	~ .00

JN 10-8-15

[signature]

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2015	

Balance per Bank Statement	2,651.10 ✓
Add Pending Deposits	.00
Less Outstanding Checks	.00
	✓ 2,651.10
Balance per General Ledger	2,651.10 ✓
Variance	.00

JN 10-8-15

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2015	

Balance per Bank Statement	100.00 ✓
Add Pending Deposits	.00
Less Outstanding Checks	.00
	~ 100.00
Balance per General Ledger	100.00 ✓
Variance	~ .00

JN 10-8-15

ZM

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2015	

Balance per Bank Statement	100.00 ✓
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00 ✓
Variance	.00

JN 10-8-15

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2015	

Balance per Bank Statement	15,981.84 √
Add Pending Deposits	.00
Less Outstanding Checks	.00
	~ 15,981.84
Balance per General Ledger	15,981.84 √
Variance	~ .00

JN 10-8-15

Midway Gold Corp / MDW Pan LLP

JN
10-19-15

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2015	

Balance per Bank Statement	3,263,539.93 ✓
Add Pending Deposits	.00
Less Outstanding Checks	11,793.86- ✓
	~ 3,251,746.07
Balance per General Ledger	3,251,746.07 ✓
Variance	~ .00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
White Pine County Tourism & Re	5/1/2014	00001229	834.00-
Alfred Hoekenga	11/18/2014	00001658	178.00-
Toby J. Valdez	5/5/2015	00002346	16.32-
United Rentals, Inc	6/8/2015	00002460	2,402.27- ✓
Eureka Town Water and Sewer	9/18/2015	00002598	66.42-
Sanitary Septic Service	9/18/2015	00002602	5,089.20-
Mine Safety and Health Adminis	9/25/2015	00002611	998.00-
Mt Wheeler Power	9/25/2015	00002612	66.90-
NORCO Inc	9/25/2015	00002613	52.68-
Roscoe Postle Associates Inc	9/25/2015	00002614	2,090.07-
			11,793.86- ✓

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00821630	19.10121 JN 10-19-15
Account Description	BNY Mellon - Compensation	
Period Ending	9/30/2015	

Balance per Bank Statement	360,683.23 ✓
Add Pending Deposits	.00
Less Outstanding Checks	.00
	~ 360,683.23
Balance per General Ledger	360,683.23 ✓
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary		
Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2015	

Balance per Bank Statement	4,104.64 ✓
Add Pending Deposits	.00
Less Outstanding Checks	.00
	~ 4,104.64
Balance per General Ledger	4,104.64 ✓
Variance	~ .00

JN 10-8-15

BM